Tax Status of the Plan	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
Tax Status of the Plan	TAX STATUS OF THE PLAN
The Plan received a determination letter from the IRS dated April 6, 2023, stating that the Plan is qualified under Section 401(a) of the Internal Revenue Code (the "Code"). The Plan has been further amended and restated subsequent to the document and amendments covered in this determination letter. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The Plan Sponsor believes that the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan, as amended and restated, is qualified and tax-exempt. If an operational issue is discovered, the Plan Sponsor has indicated that it will take any necessary steps to bring the Plan’s operations into compliance with the Code.
Accounting standards require plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan Sponsor has analyzed the tax positions taken by the Plan, and has concluded that there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits of the Plan for any tax periods in progress.